Scudder
Limited Term
Tax Free Fund


Fund Profile
November 25, 1996

SCUDDER LIMITED TERM TAX FREE FUND

   1. What Is The Fund's Objective?

                      Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.
                      ----------------------------------------------------------

   2. What Does The Fund Invest In?

                      At least 80% of the Fund's total assets, and normally 100% of its portfolio assets, will be invested in municipal securities, the interest on which is exempt from regular federal income tax. The Fund invests in shorter-term, municipal debt securities with a dollar-weighted average effective maturity of between one and five years. The Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later.

                      Normally at least 80% of the Fund's net assets are invested in municipal securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. (Aaa, Aa and A), Standard & Poor's or Fitch Investors Service, Inc. (AAA, AA and A) or their equivalents, or if unrated, judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. to be of comparable quality at the time of purchase.

                      Effective December 16, 1996, at least 65% of the Fund's net assets will normally be invested in municipal securities which are rated, at the time of purchase, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or equivalent ratings by another nationally recognized statistical rating organization, or if unrated, judged by the adviser to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or their equivalent as determined by the adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.

                      The Fund may invest more than 20% of its assets in taxable
                      securities   during  periods  which  require  a  defensive
                      position.

                      The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value.

   3. What Are The Risks Of Investing In The Fund?

                      The Fund's share price and yield may fluctuate daily in response to changing bond market conditions. In addition, changes in fiscal and monetary policies, interest rate levels and general economic conditions may affect the Fund's share price and yield. The Fund's share price tends to decline as interest rates rise. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.
                      ----------------------------------------------------------

   4. For Whom Is This Fund Appropriate?

                      You may wish to consider this Fund if you are seeking high tax-free income with a high degree of price stability and:

                      o  a secondary cash reserve,

                      o  an alternative to a tax-free money fund, and

                      o  are  willing  to  accept  somewhat  lower  yields  then
                         normally   provided  by  a  longer-term  bond  fund  in
                         exchange for greater price stability

   5. What Are The Fund's Expenses And Fees?

                      There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Limited Term Tax Free Fund are:

                       Shareholder transaction expenses --
                           Expenses charged directly to your account for various transactions.

                           Sales Commission                                                 None

                           Commissions to Reinvest Dividends                                None

                           Redemption Fee                                                   None

                           Exchange Fee                                                     None

                       Annual Fund operating expenses (after expense maintenance) --

                           Expenses  paid by the Fund  before it  distributes  its net  investment  income, expressed as a percentage of the Fund's average daily net assets.  Figures below are for the fiscal year ended October 31, 1995, during which Scudder  maintained the total  annualized  expenses of the Fund at not more than 0% of average daily net assets for the period  November 1, 1994 to February 28, 1995,  0.25% for the
                           period March 1, 1995 to August 31, 1995,  and 0.50% for the period  September 1,
                           1995 to April 30, 1996. Had Scudder not done so, expenses would have amounted to
                           0.85%, including 0.60% for management fees. Until December 31, 1996, Scudder has agreed to maintain  the total  annualized  expenses of the fund at not more than
                           0.75% of average daily net assets.


                           Investment management fee                                        0.50%

                           12b-1 fees                                                       None

                           Other expenses                                                   0.25%
                                                                                            -----

                           Total Fund operating expenses                                    0.75%
                                                                                            =====


                       Example:

                         Assuming a 5% annual return and redemption at the end of each period,  the total expenses relating to a $1,000 investment would be:

                               1 Year                3 Years                5 Years                10 Years
                               ------                -------                -------                --------
                                 $8                    $24                    $42                    $93

                         This example assumes  reinvestment of all dividends and  distributions  and that the total Fund operating  expenses  listed above remain the same each year. This example should not be considered a representation  of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those  shown.  Please  note that there is a $5 service  fee if you request redemption proceeds via wire.
                         ----------------------------------------------------------

   6. How Has The Fund Performed Historically?

                      This chart shows how the Fund has performed since it commenced operations on February 15, 1994, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on September 30, 1996 was 4.15%.

BAR CHART TITLE:      Total returns for year ended December 31:

BAR CHART DATA:        1995
                      -------
                       9.38%

                      The Fund's Average Annual Total Return for the period ended September 30, 1996

                         One Year            Life of Fund
                         ---------------------------------
                            4.26%                 4.50%


                      If the adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

   7. Who Manages The Fund?

                      The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

                      M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operations since the Fund was introduced in 1994. Ms. Patton joined Scudder in 1986 and has been a portfolio manager since 1990. Donald
                      C. Carleton, Portfolio Manager, has been a portfolio manager at Scudder since he joined the firm in 1983.
                      ----------------------------------------------------------

   8. How Can I Invest?

                      To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000 ($500 for IRAs). Effective January 1, 1997, the minimum initial investment will be $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. After January 1, 1997, a shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

   9. How Can I Redeem Shares?

                      You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

  10. When Are Distributions Made?

                      Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

                      Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of the Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

  11. What Services Does Scudder Provide?

      As a shareholder, you'll enjoy:

          o professional service from representatives who can answer your questions and execute your transactions

          o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

          o   Scudder's quarterly shareholder newsletter, Scudder Perspectives

          o   regular, informative reports about the performance of your Fund


     Scudder wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.